 UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 4, 2017

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 (§230.405 of this chapter) of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.03             Bankruptcy or Receivership.

As previously disclosed, on May 17, 2017, GulfMark Offshore, Inc. (“GulfMark”, the “Company” or the “Debtor”) filed a voluntary petition for relief (the “Bankruptcy Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to pursue a Chapter 11 Plan of the Debtor (as proposed and amended, the “Plan”) and related disclosure statement (the “Disclosure Statement”). The Bankruptcy Case is being administered under the caption In Re GulfMark Offshore, Inc.

On October 4, 2017, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, including the Plan, which is attached hereto as Exhibit 2.1, and incorporated by reference herein. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan:

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The Company commenced the $125 million Rights Offering, pursuant to which (subject to limitations regarding the Jones Act described below), eligible holders of the 6.375% senior notes due 2022 (the “Senior Notes”) of the Company (the “Noteholders”) have the right to purchase, on the effective date of the Plan (the “Effective Date”), their pro rata share of 60% of GulfMark’s common stock, or as applicable, the Jones Act Warrants (as defined below) (the “Reorganized GulfMark Equity”), subject to dilution by the Reorganized GulfMark Equity issued or issuable under the proposed management incentive plan (“MIP”), and upon exercise of the New Existing Equity Warrants (as defined below). The Rights Offering is backstopped by certain of the Noteholders for a 6.0% commitment premium paid in the form of 3.6% of the Reorganized GulfMark Equity, subject to dilution by the Reorganized GulfMark Equity issued or issuable under the MIP and upon exercise of the New Existing Equity Warrants.

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Each holder of the Senior Notes will receive (subject to limitations regarding the Jones Act described below) its pro rata share of the Reorganized GulfMark Equity representing in the aggregate 35.65% of Reorganized GulfMark Equity, subject to dilution by the Reorganized GulfMark Equity issued or issuable under the MIP and the exercise of the New Existing Equity Warrants.

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The Jones Act, which applies to companies that engage in coastwise trade, requires that, among other things, with respect to a publicly traded company, the aggregate ownership of common stock by non-U.S. citizens be not more than 25% of its outstanding common stock. Accordingly, the recipients of common stock pursuant to the Plan or the Rights Offering who are non-U.S. holders may receive warrants to acquire common stock at an exercise price in a minimal amount in lieu of common stock (the “Jones Act Warrants”).

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All outstanding common stock of GulfMark will be cancelled and each holder of outstanding common stock of GulfMark will receive its pro rata share of (a) common stock representing in the aggregate 0.75% of the Reorganized GulfMark Equity, subject to dilution by the Reorganized GulfMark Equity issued or issuable under the MIP and the exercise of the New Existing Equity Warrants, and (b) warrants for 7.5% of the equity in reorganized GulfMark subject to dilution by the Reorganized GulfMark Equity issued or issuable under the MIP, with a 7-year term and with an exercise price based on an equity value of $1 billion (the “New Existing Equity Warrants”).

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The guaranty claims of the lender under the Norwegian Facility Agreement among GulfMark, GulfMark Rederi AS and DNB Bank ASA will receive, on the Effective Date, payment in cash in an amount equal to the allowed amount of such guaranty claims.

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The guaranty claims of the lenders under the Multicurrency Facility Agreement among Royal Bank of Scotland plc, as the agent for the syndicate lenders, GulfMark and GulfMark Americas, Inc. will receive, on the Effective Date, payment in cash in an amount equal to the allowed amount of such guaranty claims.

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Holders of allowed claims arising under the Company’s DIP facility, administrative expense claims, priority tax claims, other priority claims, and other secured claims against the Company will receive in exchange for their claims payment in full in cash or otherwise have their rights unimpaired under Title 11 of the U.S. Bankruptcy Code. The Company will continue to pay any general unsecured claims in the ordinary course of business.

Information regarding the assets and liabilities of the Company and the amount of common stock of the Company issued and outstanding is contained in the Disclosure Statement. On the Effective Date, there will be 10,000,000 shares of common stock of the Company issued and outstanding (including shares issuable under the Jones Act Warrants).

Item 7.01             Regulation FD Disclosure.

A copy of the press release announcing the confirmation of the Plan is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1 be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and other information furnished herein, including Exhibit 99.1, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “believe,” “expect,” “expected to be,” “anticipate,” “plan,” “intend,” “foresee,” “forecast,” “continue,” “can,” “will,” “will continue,” “may,” “should,” “would,” “could” or other similar expressions that are intended to identify forward-looking statements. In addition, any statement concerning future financial performance, ongoing business strategies or prospects are also forward-looking statements as so defined. These forward-looking statements are based on GulfMark’s current assumptions, expectations and beliefs concerning future developments and their potential effect on the Company. While management believes that these forward-looking statements were reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates. In addition, there can be no assurance that GulfMark has accurately identified and properly weighed all of the factors that affect market conditions and demand for its vessels, that the information upon which GulfMark has relied is accurate or complete, that its analysis of the market and demand for its vessels is correct or that the strategy based on such analysis will be successful. Statements made in this report that contain forward-looking statements may include information concerning the Rights Offering, the MIP, the issuance of Reorganized GulfMark Equity or any dilution thereof and New Existing Equity Warrants, the payment of guaranty claims, claims arising under the Company’s DIP facility and other claims against the Company, the Company’s future capitalization, the Company’s emergence from Chapter 11 restructuring and completion of related documentation. These types of statements are based on current expectations about future events and inherently are subject to certain significant risks, uncertainties and assumptions, many of which are beyond GulfMark’s control, which could cause actual results to differ materially from those expected, projected or expressed in forward-looking statements. It should be understood that it is not possible to predict or identify all risks, uncertainties and assumptions. These risks, uncertainties and assumptions include, among others, risks of insufficient access to sources of liquidity; operational risk; the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; and other material factors that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including GulfMark’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements. These forward-looking statements should not be regarded as representations that the projected or anticipated outcomes can or will be achieved. Forward-looking statements included in this report are based only on information currently available to GulfMark and speak only as of the date of this report. GulfMark expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or beliefs with regard to the statement or any change in events, conditions or circumstances on which any forward-looking statement is based, whether as a result of new information, future events or otherwise.

Nothing in this Current Report on Form 8-K (including, without limitation, Exhibit 99.1) shall constitute a solicitation of any holders of any of GulfMark’s indebtedness or GulfMark’s securities with respect to the matters contemplated in the Plan or Disclosure Statement or an offer to buy or sell, or a solicitation of an offer to buy or sell, any securities of GulfMark, which would be made only pursuant to definitive documents and an applicable exemption from the Securities Act.

Item 9.01.           Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

2.1	Order of the Bankruptcy Court, dated October 4, 2017, confirming the Chapter 11 Plan of Reorganization of GulfMark Offshore, Inc.

99.1	Press Release issued by the Company on October 5, 2017.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, GulfMark has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2017	GULFMARK OFFSHORE, INC.

	By:	/s/ James M. Mitchell
James M. Mitchell
Executive Vice President & Chief Financial Officer